UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.

)
Filed by the Registrant
☒
Filed by a Party other than the Registrant
☐
Check the appropriate box:
☐
Preliminary Proxy Statement
☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐
Definitive Proxy Statement
☒
Definitive Additional Materials
☐
Soliciting Material under §240.14a-12
Vaxxinity,

Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.
☐
Fee paid previously with preliminary materials.
☐
Fee computed on table in exhibit required by Item 25(b) per Exchange

Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting of VAXXINITY, INC.

To Be Held On: June 20, 2023, 10:00 AM (Eastern Time)

virtually via live webcast at https://web.lumiagm.com/284047551

(password: vaxxinity2023) COMPANY NUMBER ACCOUNT

NUMBER CONTROL NUMBER This communication presents only

an overview of the more complete proxy materials that are

available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or

e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely

delivery please make the request as instructed below before

6/7/2023. Please visit http://www.astproxyportjal.com/ast/24848/,

where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form

of Electronic Proxy Card • Annual Report TO REQUEST MATERIAL:

TELEPHONE: 888-
Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: ONLINE: To access your online proxy card,

please visit www.voteproxy.com and follow the on-screen

instructions or scan the OR code with your smartphone. You

may enter your voting instructions at www.voteproxy.com

up until 11:59 PM Eastern Time the day before the cut-off

or meeting date. VIRTUALLY AT THE MEETING:

The company will be hosting the meeting live via the Internet.

To attend the meeting via the Internet, please visit https://web.lumiagm

.com/284047551 (password: vaxxinity2023) and be sure

to have your control number available. MAIL: You may request a card by following the instructions above. 1. Election of Directors:

NOMINEES: Louis Reese Mei Mei Hu Katherine Eade

Landon Ogilvie James Smith Gabrielle (Gaby) Toledano Peter

Diamandis George Hornig Peter Powchik Please note that you cannot use this notice to vote by mail. 2. Ratf
¡cation of the Audit Committee's appointment of Arman ino LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31. 2023. NOTE:

In their discretion, proxies are authorized to vote upon such other business as may property come before the meeting or any postponement or adjournment of the meeting. THE BOARD OF DIRECTORS

RECOMMENDS A VOTE “FOR ALL NOMINEES" IN THE ELECTION

OF DIRECTORS UNDER PROPOSAL 1 AND "FOR"

PROPOSAL 2.